FILE COPY

CERTIFICATE OF INCORPORATION

ON CHANGE OF NAME

Company No. 149526

The Registrar of Companies for England and Wales hereby certifies that

EDGAR HAMILTON LIMITED

having by special resolution changed its name, is now incorporated

under the name of

TOWERGATE LONDON MARKET LIMITED

Given at Companies House, Cardiff, the 11th November 2005

C00149526A

REGISTRAR OF COMPANIES FOR ENGLAND AND WALES

THE OFFICIAL SEAL OF THE REGISTRAR OF COMPANIES

Companies House

— for the record —

HC006B

FILE COPY

CERTIFICATE OF INCORPORATION

ON CHANGE OF NAME

Company No. 149526

The Registrar of Companies for England and Wales hereby certifies that

STERLING HAMILTON WRIGHT LIMITED

having by special resolution changed its name, is now incorporated under the name of

EDGAR HAMILTON LIMITED

Given at Companies House, Cardiff, the 1st February 2005

C001495260

REGISTRAR OF COMPANIES FOR ENGLAND AND WALES

THE OFFICIAL SEAL OF THE REGISTRAR OF COMPANIES

Companies House

— for the record —

FILE COPY

CERTIFICATE OF INCORPORATION

ON CHANGE OF NAME

Company No. 149526

The Registrar of Companies for England and Wales hereby certifies that

EDGAR HAMILTON LIMITED

having by special resolution changed its name, is now incorporated under the name of

STERLING HAMILTON WRIGHT LIMITED

Given at Companies House, Cardiff, the 2nd January 2001

C001495261

N Goodfellow

For The Registrar Of Companies

C O M P A N I E S   H O U S E

FILE COPY

CERTIFICATE OF INCORPORATION

ON CHANGE OF NAME

No. 149526

I hereby certify that

EDGAR HAMILTON & CARTER LIMITED

having by special resolution changed its name, is now

incorporated under the name of

EDGAR HAMILTON LIMITED

Given under my hand at the Companies Registration Office,

Cardiff the 4TH SEPTEMBER 1985

D.G. Blackstock

D. G. BLACKSTOCK

an authorised officer

C.172

CERTIFICATE OF INCORPORATION
ON CHANGE OF NAME

No. 149526 /76.

Whereas

EDGAR HAMILTON LIMITED

was incorporated as a limited company under the

COMPANIES ACTS, 1908 to 1917,

on the 4th February, 1918

And whereas by special resolution of the Company and with the approval of the Board of Trade it has changed its name

Now therefore I hereby certify that the Company is a limited company incorporated under the name of

EDGAR HAMILTON & CARTER LIMITED

Given under my hand at London the 25th July, 1969.

F. L. Knight

(F. L. KNIGHT)

Assistant Registrar of Companies

C.172

DUPLICATE FOR THE FILE.

No. 149526

Certificate of Incorporation

I Hereby Certify, That the

Edgar Hamilton, Limited

is this day Incorporated under the Companies Acts, 1908 to 1917, and that the Company is Limited.

Given under my hand at London this Fourth day of February One Thousand Nine Hundred and Eighteen.

Fees and Deed Stamps £11-10-0

Stamp Duty on Capital £62-10-0

[signature]

Registrar of Joint Stock Companies.

Certificate received by R. Keedwell

for Churchill Smallman & Co

1 Broad Street Place EC2

Date 6 February 1918.